Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of August 10, 2020 by and among THE ONE GROUP, LLC, a Delaware limited liability company (the “Company”); the other Credit Parties signatory hereto; the Lenders signatory hereto and GOLDMAN SACHS BANK USA, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.        The Credit Parties, Lenders and Administrative Agent are parties to a certain Credit and Guaranty Agreement, dated as of October 4, 2019 (as amended by that certain First Amendment to Credit and Guaranty Agreement, dated as of May 8, 2020, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Company;

B.         The Company has requested that the Lenders amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders executing this Amendment, which Lenders constitute the Requisite Lenders, are willing to do so;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A.         AMENDMENTS

1.         Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition thereto in proper alphabetical order:

“Net Leverage Ratio” means, as of any date of determination, the ratio of (i)(a) Consolidated Total Debt as of such date minus (b) Qualified Cash as of such date, to (ii) Consolidated Adjusted EBITDA for the four-Fiscal Quarter period ending on such date (or if such date of determination is not the last day of a Fiscal Quarter in respect of which financial statements and a compliance certificate are being delivered, for the four-Fiscal Quarters period ending as of the most recently concluded Fiscal Quarter for which financial statements have previously been or were required to be delivered).

“Second Amendment Effective Date” means August 10, 2020.

2.         Section 1.1 of the Credit Agreement is hereby further amended by amending and restating the definition of “Fee Letter” as set forth below:

“Fee Letter” means the amended and restated fee letter, dated as of the Second Amendment Effective Date, between the Company and Administrative Agent.

3.         Section 1.1 of the Credit Agreement is hereby further amended by replacing the phrase “Section 6.8(b)” in the definition of “Consolidated Fixed Charges” with the phrase “Section 6.8(a)”.

4.         Section 2.13(h) of the Credit Agreement is hereby amended by adding the following sentence to the end of such section as follows:

Notwithstanding the foregoing, no prepayments shall be required pursuant to this Section 2.13(h) from the Second Amendment Effective Date through March 31, 2022.

5.         Section 6.8(a) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

Notwithstanding the foregoing, solely for the purposes of testing the financial covenant at the end of each Fiscal Quarter pursuant to this Section 6.8(a), the Credit Parties shall not be required to comply with Section 6.8(a) for the Fiscal Quarters ending June 30, 2020; September 30, 2020; December 31, 2020; March 31, 2021; June 30, 2021; September 30, 2021 and December 31, 2021; provided, that, for the avoidance of doubt, the Credit Parties shall continue to be required to comply with any condition hereunder (whether in connection with an incurrence test or otherwise) that requires pro forma compliance with the Fixed Charge Coverage Ratio for any of such Fiscal Quarters.

6.         Section 6.8(b) of the Credit Agreement is hereby amended by replacing such Section 6.8(b) in its entirety with the following:

(b)        Leverage Ratio.  Holdings shall not permit the Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending December 31, 2019, to exceed the correlative ratio indicated:

Fiscal Quarter Ending	Leverage Ratio
December 31, 2019, March 31, 2020	2.75:1.00
June 30, 2020	3.00:1.00
September 30, 2020, December 31, 2020	2.75:1.00
March 31, 2021	2.00:1.00
June 30, 2021	1.75:1.00
September 30, 2021	1.70:1.00
December 31, 2021	1.65:1.00

Fiscal Quarter Ending	Leverage Ratio
March 31, 2022 and on the last day of any Fiscal Quarter ending thereafter	1.50:1.00

Notwithstanding the foregoing, solely for the purposes of testing the financial covenant at the end of each Fiscal Quarter pursuant to this Section 6.8(b), the Credit Parties shall not be required to comply with Section 6.8(b) for the Fiscal Quarters ending June 30, 2020; September 30, 2020; December 31, 2020; March 31, 2021; June 30, 2021; September 30, 2021 and December 31, 2021; provided, that, for the avoidance of doubt, the Credit Parties shall continue to be required to comply with any condition hereunder (whether in connection with an incurrence test or otherwise) that requires pro forma compliance with the Leverage Ratio for any of such Fiscal Quarters.

7.         Section 6.8(c) of the Credit Agreement is hereby amended by replacing such Section 6.8(c) in its entirety with the following:

(c)        Maximum Consolidated Capital Expenditures.  Holdings shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount for Holdings and its Subsidiaries in excess of the corresponding maximum amount set forth below opposite such Fiscal Year; provided, if any portion of such maximum amount for any Fiscal Year or Fiscal Quarter, as applicable, (as adjusted in accordance with this proviso) is not utilized, then an amount not utilized of up to fifty percent (50)% of the maximum amount for such period permitted under this clause (c) may be utilized in the immediately succeeding Fiscal Year solely to the extent the maximum amount set forth below for such immediately succeeding year has been utilized:

Fiscal Year	Consolidated Capital Expenditures
2020	$7,000,000
2021	$7,000,000
2022	$8,000,000

Fiscal Year	Consolidated Capital Expenditures
2023 and for each Fiscal Year thereafter	$8,000,000

8.         Section 6.8(d) of the Credit Agreement is hereby amended by replacing such Section 6.8(d) in its entirety with the following:

(d)        Minimum Consolidated Liquidity.  Holdings shall not permit Consolidated Liquidity at any time to be less than (i) from the period through the Closing Date through and including May 7, 2020, $1,500,000, (ii) from the First Amendment Effective Date through and including December 31, 2021, $4,000,000 and (iii) at all times thereafter, $1,500,000.

9.         Section 6.8 of the Credit Agreement is hereby amended by adding the following new clause (e) as follows:

(e)        Net Leverage Ratio.  Holdings shall not permit the Net Leverage Ratio as of the last day of any Fiscal Quarter, beginning with the Fiscal Quarter ending September 30, 2020 and ending with the Fiscal Quarter ending December 31, 2021, to exceed the correlative ratio indicated:

Fiscal Quarter Ending	Net Leverage Ratio
September 30, 2020	2.85:1.00
December 31, 2020	3.60:1.00
March 31, 2021	3.10:1.00
June 30, 2021	2.10:1.00
September 30, 2021	2.10:1.00
December 31, 2021	1.90:1.00

B.         CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Credit Parties shall have no rights under this Amendment, until Administrative Agent shall have received (i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of counsel to Administrative Agent); and (ii) executed counterparts of (A) this Amendment from the Company, each other Credit Party, each of the Guarantors and the Lenders and (B) the Fee Letter from the Company, in each case, in form and substance satisfactory to Administrative Agent.

C.         REPRESENTATIONS

To induce the Lenders and Administrative Agent to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders and the Administrative Agent that:

1.         Each of the Credit Parties and its Subsidiaries (a) is duly organized, validly existing and in good standing (if applicable and provided that an English Credit Party shall not be required at any time to make such good standing representation and warranty) under the laws of its jurisdiction of organization, (b) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Credit Documents to which it is a party and to carry out the transactions contemplated thereby, and (c) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had, and could not be reasonably expected to have, a Material Adverse Effect;

2.         The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party hereto;

3.         After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; and

4.         After giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Agreement or by the performance or observance of any provision hereof.

D.         OTHER AGREEMENTS

1.         Continuing Effectiveness of Credit Documents.  As amended hereby, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties party thereto.  To the extent any terms and conditions in any of the other Credit Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

2.         Reaffirmation of Guaranty.  Each Guarantor consents to the execution and delivery by the Credit Parties of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Credit Parties to the Lenders or any other obligation of the Credit Parties, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Credit Parties, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party.

3.         Acknowledgment of Perfection of Security Interest. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Administrative Agent and the Lenders under the Credit Agreement and the other Credit Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Credit Documents.

4.         Effect of Agreement.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties to the Lenders and Administrative Agent, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement.

5.         Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

6.         No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Credit Documents or an accord and satisfaction in regard thereto.

7.         Costs and Expenses.  The Credit Parties agrees to pay on demand all costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Administrative Agent with respect thereto.

8.         Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission, electronic transmission (including delivery of an executed counterpart in .pdf format) shall be as effective as delivery of a manually executed counterpart hereof.

9.         Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.  No third party beneficiaries are intended in connection with this Amendment.

10.       Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

11.       Release.  (a) Each Credit Party hereby releases, acquits, and forever discharges Administrative Agent and each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Administrative Agent and the Lenders (each a “Releasee”), from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Credit Party may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of Releasee existing or occurring on or prior to the date of this Amendment or any instrument executed on or prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement or the other of the Credit Documents.  The provisions of this paragraph shall be binding upon each Credit Party and shall inure to the benefit of Releasees, and their respective heirs, executors, administrators, successors and assigns, and the other released parties set forth herein.  No Credit Party is aware of any claim or offset against, or defense or counterclaim to, any Credit Party’s obligations or liabilities under the Credit Agreement or any other Credit Document.  The provisions of this Section shall survive payment in full of the Obligations, full performance of the terms of this Amendment and the Credit Documents, and/or Administrative Agent’s or each Lender’s actions to exercise any remedy available under the Credit Documents or otherwise.  Each Credit Party warrants and represents that such Credit Party is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and each Credit Party has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

THE ONE GROUP, LLC, as the Company

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

THE ONE GROUP HOSPITALITY, INC., as Holdings

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

LITTLE WEST 12TH LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

BASEMENT MANAGER, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

MPD SPACE EVENTS, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

[Signature Page to Second Amendment to Credit and Guaranty Agreement]

ONE 29 PARK MANAGEMENT, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK MIDTOWN HOLDINGS, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK MIDTOWN, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

ONE MARKS, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

WSATOG (MIAMI) LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK MIAMI, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK MIAMI SERVICE, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK-LA, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK – LAS VEGAS, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK ATLANTA, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK ORLANDO LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK CHICAGO LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK WESTWOOD, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK DENVER, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK DALLAS, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK REBEL AUSTIN, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK TEXAS HOLDINGS, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK TEXAS HOLDINGS II, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK REBEL SAN DIEGO, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK ROOFTOP SAN DIEGO, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK IBIZA, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

THE ONE GROUP – STKPR, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

THE ONE GROUP - MENA, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

THE ONE GROUP - QATAR VENTURES, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

THE ONE GROUP – MEXICO, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

SEAPORT REBEL RESTAURANT LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK NASHVILLE, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

TOG MARKETING LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK ASPEN, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

TOG ORLANDO F&B MANAGER LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

KONA GRILL ACQUISITION, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

TOG KONA MACADAMIA, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

TOG KONA BALTIMORE, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

TOG KONA TEXAS, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

TOG KONA SUSHI, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

T.O.G. (UK) LIMITED

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

HIP HOSPITALITY LIMITED

By:	/s/Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

T.O.G. (ALDWYCH) LIMITED

By:	/s/Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

CA ALDWYCH LIMITED

By:	/s/Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

9401415 CANADA LTD.

By:	/s/Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

TOG KONA TEXAS CONCESSION, LLC

By:	/s/Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK SCOTTSDALE, LLC

By:	/s/Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

STK BELLEVUE, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

JEC II LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

KGA TEXAS, LLC

By:	/s/ Emanuel Hilario
	Name:	Emanuel Hilario
	Title:	Chief Executive Officer

GOLDMAN SACHS BANK USA, as Administrative Agent and as a
Lender

By:	/s/ Greg Watts
	Name:	Greg Watts
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit and Guaranty Agreement]